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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 10, 2001

                                DATA RACE, INC.
            (Exact name of registrant as specified in its charter)

           TEXAS                       0-20706                    74-2272363
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

              6509 Windcrest Drive, Suite 120, Plano, Texas 75024
           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (972) 265-4000
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 10, 2001, Data Race, Inc. d/b/a IP AXESS (the "Company") appointed and engaged Deloitte & Touche LLP ("Deloitte") as the Company's principal independent public accountant. The Company has not directly or indirectly during its two most recent fiscal years or during the subsequent interim period prior to appointing Deloitte consulted Deloitte regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (b) any matter that was either the subject of a disagreement with the Company's prior principal independent accountant, KPMG LLP, or a reportable event.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          (99.1)
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DATA RACE, INC.


Date:  January 12, 2001             By:   /s/ James G. Scogin
                                       -----------------------------------------
                                       James G. Scogin, Senior Vice President-
                                       Finance, Chief Financial Officer and
                                       Secretary
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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         --------------
 (99.1)             Press Release dated January 10, 2001.